Second Quarter 2013 Exhibit 99.1

Todd Brice President and Chief Executive Officer Mark Kochvar Sr. EVP and Chief Financial Officer

Forward Looking Statement
and Risk Factor
• This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-
looking statements include, among others, statements regarding trends, strategies, plans, beliefs, intentions, expectations, goals and opportunities.  Forward looking statements are typically identified by words or phrases such as believe, expect, anticipate, intend, estimate, assume, strategy, plan, outlook, outcome, continue, remain, trend and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could, may or similar expressions.  Actual results and performance could differ materially from those anticipated by these forward-looking statements.  Factors that could cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, asset quality, including real estate and other collateral values, and competition.
• S&T cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  These forward-looking statements speak only as of the date hereof, and S&T assumes no duty to update forward-looking statements.  Subsequent written or oral statements attributable to S&T or persons
acting
on its behalf are expressly
qualified in their entirety by the cautionary statements contained herein and those in S&T’s reports previously and subsequently filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures
• In addition to the results of operations presented in accordance with Generally Accepted
Accounting
Principles (GAAP), S&T management uses and this presentation contains or references, certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis, that S&T believes provide information useful to investors in understanding our underlying operational performance and our business and performance trends as they facilitate comparisons with the performance of others in the financial services industry.  Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP.  The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries.

S&T Bancorp, Inc

- Headquartered in Indiana, PA
- $4.5 billion in assets *(as of 6.30.13)*
- Institutional ownership: 41%
- Insider ownership: 4%
- $583 million market cap. *(as of 6.30.13)*
- Stock price: $19.60 *(as of 6.30.13)*
- Bank holding company with 56 offices and 5 insurance locations
- Northeast Ohio loan production office established in 2012
- Stock symbol: STBA-NASDAQ Global Select

Harrisburg
Philadelphia
Pittsburgh
Indiana
Clarion
Jefferson
Clearfield
Butler
Armstrong
Indiana
Allegheny
Pittsburgh
Westmoreland
Cambria
Blair
Washington
S&T Bank
Mainline
Gateway

5 Corporate Profile

* Peer banks per 2013 proxy statement
** QTD annualized
Common Return on Assets
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
2008
2009
2010 2011 2012 1Q 2013**
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
BHC $3-10B
PA Banks
Peer Bank Median*
STBA

Common Return on Equity
* Peer banks per 2013 proxy statement
** QTD annualized
20%
15%
10%
5%
0%
-5%
2008
2009 2010 2011 2012 1Q 2013**
20%
15%
10%
5%
0%
-5%
BHC $3-10 B
PA Banks
Peer Bank
Median*
STBA

8 4 Lines of Business Commercial Banking Retail Banking Wealth Management Insurance

Commercial Banking
• 37 commercial lenders
• 14 business bankers
• Privately held companies with sales
up to $150 million
•
Adding
producers; 8 new lenders this year
• Northeast Ohio loan production office,
August 2012

Retail Banking
• Over 100,000 households
• 56 branches
• Average branch size of $61.5 million
• HOME Center
• 92% of customers highly satisfied
• Over 70,000 customers enrolled in online banking
• Over 14,000 customers enrolled in mobile banking

Wealth Management • $1.7 billion AUM • 3 divisions – S&T Trust – S&T Financial Services – RIA/Stewart Capital • Annual revenue of $9.8 million • Adding financial advisors 11

Insurance • Full service agency – Commercial P&C (65%) – Group life and health (20%) – Personal lines (15%) • Annual revenue of $5.2 million • Focus on increasing penetration of S&T customer base 12

Quarterly Summary
2013 2013 2012
Second
Quarter
First
Quarter
Second
Quarter
Net Income $14.1 $12.3 $8.6
Diluted Earnings per Share $0.47 $0.41 $0.30
Return on Average Assets * 1.26% 1.12% 0.80%
Return on Average Shareholders Equity 10.36% 9.25% 6.80%
Dollars in millions, except per share data
*
Annualized
*

Income Statement
Dollars in millions, except per share data
*
Refer to appendix for reconciliation of Non-GAAP financial measures
2013 2013 2012
Second
Quarter
First
Quarter
Second
Quarter
Net Interest Income – FTE
*
$35.8 $34.8 $34.9
Noninterest Income 12.9 11.7 12.5
Total Revenue 48.7 46.5 47.4
Noninterest Expense (28.4) (31.6) (29.3)
Gain on sale of merchant card servicing business - 3.1 -
Provision for Loan Losses (1.0) (2.3) (7.0)
Net Income Before Taxes 19.3 15.7 11.1
Taxes (5.2) (3.4) (2.5)
Net Income $14.1 $12.3 $8.6
Diluted Earnings per Share $ 0.47 $ 0.41 $0.30

Balance Sheet
Dollars in millions
June 30,
2013
March 31,
2013
June 30,
2012
Securities $  480 $  469 $  369
Interest Bearing Balances 191 215 343
Loans, Net 3,400 3,339 3,151
Other 458 457 484
Total assets $4,529 $4,480 $4,347
Deposits $3,649 $3,639 $3,518
Borrowings 268 228 247
Other Liabilities 65 68 71
Equity 547 545 511
Total Liabilities & Equity $4,529 $4,480 $4,347

Loan Portfolio
Dollars in millions
June 30,
2013
March 31,
2013
June 30,
2012
Consumer
Residential Mortgage $  463 $  443 $   399
Home Equity     414 416 434
Installment and Other Consumer 68 69 79
Construction 3 3 2
Total Consumer 948 931 914
Commercial
Commercial Real Estate 1,501 1,480 1,402
Commercial & Industrial 827 806 717
Construction 167 165 163
Total Commercial 2,495 2,451 2,282
Total Portfolio Loans 3,443 3,382 3,196
Total Loans Held for Sale 3 3 2
Total Loans $3,446 $3,385 $ 3,198

Asset Quality
June 30,
2013
March 31,
2013
June 30,
2012
Nonaccrual Loans / Total Loans
1.10% 1.37% 2.16%
Nonperforming Assets / Total Loans Plus
OREO
1.11 1.39 2.25
Net Charge-offs / Average Loans*
0.10 0.34 1.02
Loan Loss Reserve / Total Loans
1.34 1.36 1.46
Loan Loss Reserve / Nonaccrual Loans
122 99 68

*
QTD annualized

Nonperforming Loans
Nonperforming  Loans  (NPL) are loans where collection of interest or principal is doubtful or generally when interest or principal payments are 90 days or more past due.
Dollars in millions
56.3 1.23 30.7
Total Commercial
13.6 2.86
4.8
Construction
6.8 0.63 5.2
Commercial
& Industrial
35.9 1.38
20.7
Commercial
Real Estate
Commercial
12.8 0.76 7.2 Total Consumer
0.4
- Construction
- -
-
Installment and Other Consumer
3.4 0.89
3.7
Home Equity
$ 9.0 0.75% $ 3.5
Residential Mortgage
June 30,
2012
Consumer
% NPL
June 30,
2013
Total Nonaccrual Loans $69.1 1.10% $37.9
$  2.0 $  0.1 Specific Reserves
-

Net Interest Margin
2013 2013 2012
Second
Quarter
First
Quarter
Second
Quarter
Securities – FTE* 2.58% 2.65% 3.15%
Interest Bearing Deposits 0.28 0.23 0.22
Loans – FTE* 4.28 4.32 4.67
Total Earning Assets-FTE 3.89 3.91 4.14
Deposits 0.44 0.49 0.68
Borrowings 1.65 1.61 1.75
Total Costing Liabilities 0.54 0.58 0.77
Net Interest Margin 3.51% 3.49% 3.57%
*
Refer to appendix for reconciliation of Non-GAAP financial measures
*

Noninterest Income
Dollars in millions
2013 2013 2012
Second
Quarter
First
Quarter
Second
Quarter
Debit and Credit Card $ 3.2 $ 2.5 $ 2.8
Wealth Management 2.8 2.6 2.6
Service Charges on Deposit Accounts 2.5 2.4 2.4
Insurance 1.6 1.8 1.5
Mortgage Banking 0.9 0.5 0.7
Gain on Sale of Merchant Card Servicing Business - 3.1 -
Other 1.9 1.9 2.5
Total $12.9 $14.8 $12.5

Securities
June 30,
2013
March 31,
2013
June 30,
2012
Agencies $233 $231 $173
Agency CMO 47 52 49
Agency Residential MBS 54 47 43
Agency Commercial MBS 31 22 -
Municipals 106 108 93
Equities 9 9 11
Total   $480 $469 $369
All securities are classified as available-for sale
Dollars in millions

Deposits
Dollars in millions
June 30,
2013
March 31,
2013
June 30,
2012
Noninterest-bearing Demand $ 948 $ 951 $ 887
Interest-bearing Demand 297 305 315
Money Market 329 327 305
Savings 1,004 993 912
Certificates of Deposit < $100K 636 655 730
Certificates Of Deposit > $100K 435 408 369
Total   $3,649 $3,639 $3,518

Capital Ratios
June 30,
2013
March 31,
2013
June 30,
2012
Well-
Capitalized
Leverage 9.54% 9.42% 8.94% 5.00%
Tier 1 – Risk-Based Capital 12.28 12.20 11.82 6.00
Total – Risk-Based Capital 14.30 15.60 15.33 10.00
Tangible Common Equity /
Tangible Assets
*
8.43 8.46 7.99
NA
*
Refer to appendix for reconciliation of Non-GAAP financial measures

Growth – Merger & Acquisition Activity
•
2012 -
Gateway Bank of Pennsylvania
$ 105
•
2012 -
Mainline Bancorp
206
•
2008 -
IBT Bancorp
793
•
2002 -
Peoples Financial Corp
295
•
1998 -
Branch Purchase from Mellon
39
•
1997 -
Peoples Bank of Unity
288
•
1991 -
Atlantic Financial Savings Bank
100
•
1991 -
Vanguard Savings Bank
112

Assets/Deposits Acquired
$1,938
Dollars in Millions

The Right Size
• Big Enough to:
– Provide full complement of products and services
– Access technology
– Access Capital Markets
– Attract talent
– Expand – mergers and acquisitions/de novo
• Small Enough to:
– Stay close to our customers
– Understand our markets
– Be responsive

Pennsylvania
Erie
Crawford
Warren
McKean
Potter
Tioga
Bradford
Susquehanna
Wayne
Forest
Elk
Cameron
Wyoming
Sullivan
Lackawanna
Pike
Mercer
Venango
Lycoming
Clinton
Luzerne
Clarion
Jefferson
Lawrence
Butler
Clearfield
Centre
Union
Montour
Columbia
Monroe
Carbon
Armstrong
Beaver
Indiana
Snyder
Northumberland
Schuylkill
Northampton
Lehigh
Mifflin
Juniata
PITTSBURGH
Allegheny
Cambria
Blair
Perry
Dauphin
Berks
Bucks
Lebanon
Westmoreland
Huntingdon
Montgomery
Washington
Cumberland
Lancaster
Chester
PHILADELPHIA
Delaware
Bedford
Fulton
Franklin
Adams
York
Somerset
Fayette
Greene
S&T Bank Regional Footprint
S&T Bank Locations
Marcellus Shale Formation

26 Marcellus Shale Distribution

STBA Investment Thesis
•
Stable Western PA economy
•
Long-term Marcellus Shale benefit
•
Renewed emphasis on loan growth
•
Improved asset quality
•
Expense discipline
•
Opportunistic acquirer
•
Historically high performing

2013 2013 2012
Second
Quarter
First
Quarter
Second
Quarter
Interest Income per Consolidated Statements of Income $38.6 $37.8 $39.4
Adjustment to Fully Taxable-equivalent Basis 1.2 1.2 1.1
Interest Income Adjusted to Fully Taxable-equivalent Basis 39.8 39.0 40.5
Interest Expense per Consolidated Statements of Income 4.0 4.2 5.6
Net Interest Income Adjusted to Fully Taxable-equivalent
Basis (non-GAAP) $35.8 $34.8 $34.9
APPENDIX – Non-GAAP Measures
Dollars in millions

2013 2013 2012
Second
Quarter
First
Quarter
Second
Quarter
Securities 2.19% 2.27% 2.67%
Adjustment to Fully Taxable-equivalent Basis 0.39 0.38 0.48
Securities Adjusted to Fully Taxable-equivalent Basis 2.58 2.65 3.15
Loans 4.20 4.23 4.58
Adjustment to Fully Taxable-equivalent Basis 0.08 0.09 0.08
Loans Adjusted to Fully Taxable-equivalent Basis 4.28 4.32 4.67
Total Earning Assets 3.78 3.79 4.02
Adjustment to Fully Taxable-Equivalent Basis 0.11 0.12 0.12
Total Earning Assets Adjusted to Fully Taxable-equivalent Basis 3.89 3.91 4.14
Net Interest Margin 3.40 3.37 3.45
Adjustment to Fully Taxable-Equivalent Basis 0.12 0.12 0.12
Net Interest Margin Adjusted to Fully Taxable-equivalent Basis 3.51 3.49 3.57
APPENDIX – Non-GAAP Measures /cont./

June 30,
2013
March 31,
2013
June 30,
2012
Tangible Common Equity/Tangible Assets
Shareholders’ Equity/Assets (GAAP Basis) 12.08% 12.16% 11.74%
Effect of Excluding Intangible Assets (3.65%) (3.70%) (3.75%)
Tangible Common Equity/Tangible Assets 8.43% 8.46% 7.99%
APPENDIX – Non-GAAP Measures /cont./